UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 2, 2007

Date of Report (date of earliest event reported)

CARRIER ACCESS CORPORATION

(Exact name of Registrant as specified in its charter)

State of Delaware	000-24597	84-1208770
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5395 Pearl Parkway

Boulder, Colorado 80301

(Address of principal executive offices)

(303) 442-5455

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Carrier Access Corporation on March 8, 2007 to provide the financial statements and pro forma financial information required pursuant to Item 9.01 (a) and (b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

The following audited financial statements of Mangrove Systems, Inc. and the related reports of its independent registered public accounting firms are filed herewith as Exhibit 99.1: Mangrove Systems, Inc. Financial Statements as of December 31, 2006 and December 31, 2005, for each of the two years in the period ended December 31, 2006, and for the period from March 1, 2002 (date of inception) to December 31, 2006.

(b) Unaudited Pro Forma Financial Information.

The Unaudited Pro Forma Combined Condensed Statement of Operations of Carrier Access Corporation and Mangrove Systems, Inc. for the year ended December 31, 2006 and the Unaudited Pro Forma Combined Condensed Statement of Operations of Carrier Access Corporation and Mangrove Systems, Inc. for the three months ended March 31, 2007 are filed herewith as Exhibit 99.2.

(d) Exhibits

Exhibit No.	Description
2.1	Asset Purchase Agreement between Carrier Access Corporation and Mangrove Systems, Inc., dated March 2, 2007 (incorporated herein by reference to Exhibit 2.1 of Carrier Access Corporation’s Quarterly Report on Form 10-Q, filed on May 8, 2007).

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Hein & Associates LLP, Independent Registered Public Accounting Firm.

99.1	Mangrove Systems, Inc. Financial Statements as of December 31, 2006 and December 31, 2005, for each of the two years in the period ended December 31, 2006, and for the period from March 1, 2002 (date of inception) to December 31, 2006.

99.2	Unaudited Pro Forma Combined Condensed Statement of Operations of Carrier Access Corporation and Mangrove Systems, Inc. for the year ended December 31, 2006 and the Unaudited Pro Forma Combined Condensed Statement of Operations of Carrier Access Corporation and Mangrove Systems, Inc. for the three months ended March 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIER ACCESS CORPORATION

Date: May 18, 2007	By:	/s/ GARY GATCHELL
Gary Gatchell
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement between Carrier Access Corporation and Mangrove Systems, Inc., dated March 2, 2007 (incorporated herein by reference to Exhibit 2.1 of Carrier Access Corporation’s Quarterly Report on Form 10-Q, filed on May 8, 2007).

23.1	Consent of PricewaterhouseCoopers LLP.

23.2	Consent of Hein & Associates LLP, Independent Registered Public Accounting Firm.

99.1	Mangrove Systems, Inc. Financial Statements as of December 31, 2006 and December 31, 2005, for each of the two years in the period ended December 31, 2006, and for the period from March 1, 2002 (date of inception) to December 31, 2006.

99.2	Unaudited Pro Forma Combined Condensed Statement of Operations of Carrier Access Corporation and Mangrove Systems, Inc. for the year ended December 31, 2006 and the Unaudited Pro Forma Combined Condensed Statement of Operations of Carrier Access Corporation and Mangrove Systems, Inc. for the three months ended March 31, 2007.